Exhibit 99.1

Cardinal Financial Corporation Annual Shareholder Meeting April 25, 2014 CARDINAL FINANCIAL CORPORATION 34TH ANNUAL RAYMOND JAMES INSTITUTIONAL INVESTORS CONFERENCE MARCH 2-3, 2015

FORWARD LOOKING STATEMENTS Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and other reports filed and furnished to the Securities and Exchange Commission. | 2

Aggressive on Sales, CONSERVATIVE ON RISK OUR OPERATING PHILOSOPHY | 3

BUSINESS LINE PROFILE | 4 Founded 1998 Retail Banking Offices 32 Headquarters Tysons Corner Fairfax, VA Mortgage Banking Offices 15 Commercial Banking Retail Banking Residential Mortgage Wealth Management

MANAGEMENT TEAM Industry Experience Years in Market Bernard Clineburg Chairman & CEO 43 years 43 Chris Bergstrom EVP, CCO/CRO 32 years 25 Alice Frazier EVP, COO 26 years 23 Dennis Griffith EVP, Chief Lending Officer 41 years 41 Kevin Reynolds EVP, Director of Sales 32 years 32 Mark Wendel EVP, CFO 32 years 8 Bob Brower CEO, George Mason Mortgage 23 years 23 | 5

INTEGRATED BUSINESS MODEL Regional Teams with Local Expertise Established Market Executives Commercial Retail Mortgage Wealth Management Strategic Business Units Government Contract Lending Real Estate Lending Strategic Business Initiatives Medical Practices Title Companies Nonprofits Property Management | 6

OFFICE LOCATIONS | 7 Map: SNL Financial Banking Office Locations Mortgage Office Locations Alexandria, VA (Acquired) Gainesville, VA (Acquired) Vienna, VA (Acquired) Arlington, VA (De Novo)

RETAIL BANKING MARKETS Region 2014 CFNL Banking Offices CFNL Deposit Market Share Total Deposits in Market1 CFNL Deposits Greater Washington MSA $162.9 billion $2.53 billion 32 1.55% Fairfax County, VA $41.6 billion $ 1.37 billion 12 3.28% Loudoun County, VA $ 5.2 billion $242.2 million 3 4.64% Arlington County, VA $ 5.9 billion $168.1 million 5 2.86% Montgomery County, MD $32.6 billion $143.4 million 2 0.44% Fairfax, VA (City) $ 3.0 billion $137.8 million 1 4.58% Prince William County, VA $ 3.8 billion $136.5 million 2 3.62% Manassas, VA (City) $ 1.1 billion $121.5 million 1 11.48% Alexandria, VA (City) $ 5.6 billion $ 78.9 million 2 1.40% District of Columbia $41.3 billion $ 74.7 million 2 0.18% Fredericksburg , VA (City) $ 1.3 billion $ 32.3 million 1 2.56% Stafford County, VA $833 million $ 22.7 million 1 2.73% | 8 Source: SNL Financial 1Excludes E-Trade Bank.

THE BUSINESS BANK (TBB) ACQUISITION | 9 1Q2014 2Q2014 3Q2014 1Q2015 Acquisition Completed January 15, 2014 Systems Conversion March 7-9, 2014 Transaction Costs Range: Approximately $6.5 million Systems Termination Fees Lease Terminations Severance Branch Consolidations 4 Branch Consolidations 1 Branch Consolidation 1 Branch Consolidation Cost Savings Exceed 60%

ANNUAL GROWTH | 10 1From 12/31/2009 through 12/31/2014 Excludes Brokered Deposits CAGR1 Loans: 14.82% Deposits: 12.97% Total Assets: 11.46%

COMMERCIAL LENDING PROFILE Loan Portfolio of $2.58 billion 28 Loan Officers Commercial Real Estate Government Contract Small Business Retail | 11 Net Loans Held for Investment Loan Officers Average Industry Experience Average Years In-Market 28 19 Years 17

LOAN PORTFOLIO MIX | 12 As of 12/31/2014

COMMERCIAL REAL ESTATE PORTFOLIO | 13 Recreational As of 12/31/2014

STRONG CONSERVATIVE CREDIT CULTURE | 14 Source: SNL Financial Complete Listing of Peer Group Used in Appendix Nonperforming Assets to Assets

DEPOSIT PROFILE Emphasis on core deposits and increasing relationships 5 Business Deposit Officers Aggressive deposit campaigns with strategic follow-up marketing | 15 Total Deposits1 Area # of Officers Average Industry Experience Average Years In-Market Retail Officers 31 22 Years 21 Business Deposit Officers 5 12 Years 19 Leadership 4 26 Years 24 1Excludes Brokered Deposits

CORE DEPOSIT BASE & NON-INTEREST BEARING DEPOSITS | 16 1Excludes Brokered Deposits $2.329 billion as of 12/31/2014

CARDINAL IS WELL CAPITALIZED | 17 Average Tang. Common Equity/Tang. Assets National Peer Group (see Appendix A)reported as of 12/31/14 Source: SNL Financial

MORTGAGE BANKING PROFILE George Mason Mortgage operates 15 branches in 13 counties, throughout Virginia, Maryland, and the District of Columbia #1 Mortgage Lender in Washington Metro DC per MetroStudy | 18 GMM Loan Officers Q4 2011 102 Q4 2012 160 Q4 2013 201 Q4 2014 145 1Excludes Managed Companies

Full Service Brokerage Services1 Investment Management WEALTH MANAGEMENT PROFILE 1 Securities offered through Raymond James Financial Services, Inc., Member FINRA/SIPC, and are: • Not deposits • Not insured by FDIC or any other government agency • Not guaranteed by Cardinal Bank • Subject to risk, may lose value. Cardinal Bank and Cardinal Wealth Services are independent of Raymond James Financial Services. | 19 Senior Management Average Industry Experience Average Years In-Market 2 24 Years 18

STRATEGIC GROWTH | 20 Mergers & Acquisitions Washington MSA Markets with Growth Potential Strong Local Management to lead Regional Market Teams Complementary Product Line Offering Attractive Branch Network De Novo Expand DC/ Montgomery County Presence New Banking Offices Smaller footprint Heavy density of deposits Targeted Industry Initiatives

FINANCIAL HIGHLIGHTS 2010 2011 2012 2013 2014 Assets In billions $2.072 $2.063 $3.039 $2.894 $3.399 Loans In billions $1.409 $1.632 $1.803 $2.040 $2.581 Core Deposits In billions $1.315 $1.323 $1.627 $1.776 $2.329 Net Income In thousands $18,442 $27,998 $45,297 $25,510 $32,683 Return on Assets 0.92% 1.27% 1.70% 0.92% 1.14%1 Return on Equity 8.44% 11.58% 16.02% 7.96% 9.87%1 | 21 1 – Before M&A Expense

| 22 DIVIDEND PERFORMANCE

INVESTMENT SUMMARY Well-positioned for growth Franchise value in premier market Resilient regional economy Opportunities for organic and M&A growth Strong, experienced management team Excellent asset quality and diversified loan portfolio Diversified revenue stream Shareholder-focused Attractive valuation Dividend has increased 900% since 2009 Dividend payout ratio target of 20% to 30% of earnings. | 23

STOCK PROFILE: CFNL (NASDAQ) | 24 Share Price (2/23/15) $19.28 52 Week Range $15.93 - $20.19 Shares Outstanding 32,129,000 Market Capitalization $619.4 million Average Daily Volume 129,253 Price /Book (2/23/15) 1.639x Price/Tangible Book (2/23/15) 1.819x

Aggressive on Sales, CONSERVATIVE ON RISK OUR OPERATING PHILOSOPHY | 25

APPENDIX A Peer Comparisons

REGIONAL PEER GROUP | 27 Company Name Ticker Total Assets Reported 4Q 2014 ($000) Access National Corp. ANCX $1,052,880 American National Bankshares Inc. AMNB $1,346,492 C&F Financial Corporation CFFI $1,333,323 Cardinal Financial Corporation CFNL $3,399,134 Community Bankers Trust Corporation ESXB $1,155,734 Community Financial Corporation TCFC $1,082,878 First Community Bancshares, Inc. FCBC $2,607,936 Middleburg Financial Corporation MBRG $1,222,857 Monarch Financial Holdings, Inc. MNRK $1,066,737 Old Line Bancshares Inc. OLBK $1,227,519 Sandy Spring Bancorp, Inc. SASR $4,397,132 Shore Bancshares Inc. SHBI $1,100,402 TowneBank TOWN $4,982,485 WashingtonFirst Bankshares, Inc. WFBI $1,333,360 Source: SNL Financial Includes VA/MD/DC Banks with Assets between $1b and $5b

NATIONAL PEER GROUP Company Name Ticker Total Assets Reported 4Q 2014 ($000) Cardinal Financial Corporation CFNL $3,399,134 Century Bancorp Inc. CNBKA $3,624,036 City Holding Co. CHCO $3,461,131 CoBiz Financial Inc. COBZ $3,062,166 Community Bank CYHT $3,585,719 Community Trust Bancorp Inc. CTBI $3,723,765 ConnectOne Bancorp, Inc. CNOB $3,448,572 Enterprise Financial Services EFSC $3,277,003 Fidelity Southern Corp. LION $3,085,225 Financial Institutions, Inc. FISI $3,089,521 First Bancorp FBNC $3,218,383 First Busey Corp. BUSE $3,665,607 First Financial Corporation THFF $3,002,485 First National Bank Alaska FBAK $3,312,586 Heritage Financial Corp. HFWA $3,459,916 Hudson Valley Holding Corp. HVB $3,138,570 Lakeland Bancorp LBAI $3,538,325 Lakeland Financial Corporation LKFN $3,443,284 MainSource Financial Group, Inc. MSFG $3,141,038 Republic Bancorp Inc. RBCAA $3,747,013 Seacoast Banking Corp. of FL SBCF $3,093,335 Square 1 Financial Inc. SQBK $3,094,866 Washington Trust Bancorp Inc. WASH $3,586,874 | 28 Source: SNL Financial Includes Banks with Assets between $3.00b and $3.75b

CREDIT QUALITY RANKING

Regional Peers	Ticker	NPAs/Assets (%) 4Q 2014
Cardinal Financial Corporation	CFNL	0.13
Access National Corp.	ANCX	0.15[2]
Monarch Financial Holdings, Inc.	MNRK	0.27[2]
American National Bankshares Inc.	AMNB	0.54[1]
Old Line Bancshares Inc.	OLBK	0.62[2]
C&F Financial Corporation	CFFI	0.79[1]
WashingtonFirst Bankshares, Inc.	WFBI	0.84[1]
Sandy Spring Bancorp, Inc.	SASR	0.85[1]
First Community Bancshares, Inc.	FCBC	1.22[1]
Middleburg Financial Corporation	MBRG	1.59[1]
TowneBank	TOWN	1.61[1]
Community Bankers Trust Corporation	ESXB	1.93[2]
Community Financial Corporation	TCFC	2.71[1]
Shore Bancshares Inc.	SHBI	3.07[1]

National Peers	Ticker	NPAs/Assets (%) 4Q 2014
Cardinal Financial Corporation	CFNL	0.13
Century Bancorp Inc.	CNBKA	0.21[1]
First Busey Corp.	BUSE	0.25[2]
Financial Institutions, Inc.	FISI	0.33[2]
ConnectOne Bancorp, Inc.	CNOB	0.42[1]
Square 1 Financial Inc.	SQBK	0.56[2]
Hudson Valley Holding Corp.	HVB	0.71[2]
Enterprise Financial Services	EFSC	0.74[2]
Heritage Financial Corp.	HFWA	0.75[1]
Washington Trust Bancorp Inc.	WASH	0.81[1]
Lakeland Financial Corporation	LKFN	0.88[1]
Community Bank	CYHT	0.91[1]
Lakeland Bancorp	LBAI	0.91[1]
First National Bank Alaska	FBAK	0.98[1]
MainSource Financial Group, Inc.	MSFG	1.00[1]
City Holding Co.	CHCO	1.34[1]
CoBiz Financial Inc.	COBZ	1.37[1]
First Financial Corporation	THFF	1.55[2]
Seacoast Banking Corp. of FL	SBCF	1.75[1]
Fidelity Southern Corp.	LION	1.99[2]
Republic Bancorp Inc.	RBCAA	2.29[1]
Community Trust Bancorp Inc.	CTBI	2.84[1]
First Bancorp	FBNC	2.96[1]

1 - Source: SNL Financial 2 – Source: Bloomberg

CARDINAL Financial Corporation

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